As filed with the Securities and Exchange Commission on August 1, 2011

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

MFS® MUNICIPAL SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

500 Boylston, Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 617-954-5000

Susan S. Newton, Massachusetts Financial Services Company,

500 Boylston Street, Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the registration statement

Title of Securities Being Registered: Class A and Class B shares of beneficial interest in the series of the Registrant designated MFS Municipal Income Fund, a series of MFS Municipal Series Trust.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 2-92915)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON

SEPTEMBER 1, 2011 PURSUANT TO RULE 488

MFS FLORIDA MUNICIPAL BOND FUND

500 Boylston Street, Boston, Massachusetts 02116-3741

(617) 954-5000

September 13, 2011

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the MFS® Florida Municipal Bond Fund (the “Florida Municipal Bond Fund”). Votes will be cast at a shareholder meeting scheduled for October 27, 2011. While you are, of course, welcome to join us at the Florida Municipal Bond Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. Due to changes in Florida’s tax code, the tax advantages that Florida state residents once enjoyed when investing in the Florida Municipal Bond Fund (as opposed to a national municipal bond fund) no longer exist. MFS offers a fund that is similar to the Florida Municipal Bond Fund called the MFS® Municipal Income Fund (the “Municipal Income Fund”). The Florida Municipal Bond Fund and the Municipal Income Fund have similar investment objectives, strategies, and policies. The primary difference between the investment strategies and policies of the funds is that the Florida Municipal Bond Fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Florida, while the Municipal Income Fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This reorganization would provide you with the opportunity to participate in a larger combined fund with a similar investment objective, similar investment strategies and policies, potentially lower expenses resulting from fixed costs being spread over a larger asset base, and potentially greater prospects for asset growth over time.

After careful consideration, the Florida Municipal Bond Fund’s Trustees have unanimously determined that a tax-free reorganization of the Florida Municipal Bond Fund into the Municipal Income Fund would be in your best interests. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by attending the meeting and voting in person, by signing and returning the enclosed proxy card, or by following the instructions on the proxy card to provide your voting instructions via telephone or over the Internet. The proposed reorganization is described in the enclosed Prospectus/Proxy Statement. For your convenience, an overview of the reorganization is included in question and answer format at the beginning of the Prospectus/Proxy Statement. You should read both sections thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person. Your prompt response will help avoid the need for additional mailings at the Florida Municipal Bond Fund’s expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

If you have any questions or need additional information, please contact your financial adviser or call 1-800-225-2606, Monday through Friday between 8:00 a.m. and 7:00 p.m. Eastern time. I thank you for your prompt vote on this matter.

Sincerely,

Maria F. DiOrioDwyer
President
MFS® Family of Funds

MFS FLORIDA MUNICIPAL BOND FUND

500 Boylston Street, Boston, Massachusetts 02116-3741

(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 27, 2011

A Special Meeting (the “Meeting”) of Shareholders of MFS Florida Municipal Bond Fund, a series of MFS Municipal Series Trust, a Massachusetts business trust (the “Trust”), will be held at the offices of MFS Florida Municipal Bond Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, on October 27, 2011, at 10:30 a.m. Eastern time for the following purposes:

ITEM 1.	To consider and act upon a proposal to approve a Plan of Reorganization (the “Plan”) of the Trust, on behalf of each of its MFS Florida Municipal Bond Fund (the “Florida Municipal Bond Fund”), and its MFS Municipal Income Fund (the “Municipal Income Fund”), providing for the transfer of assets to and the assumption of all of the liabilities of the Florida Municipal Bond Fund by the Municipal Income Fund in exchange solely for shares of beneficial interest of the Municipal Income Fund, and the distribution of the Municipal Income Fund shares to the shareholders of the Florida Municipal Bond Fund in complete liquidation and termination of the Florida Municipal Bond Fund.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments and postponements thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ITEM 1.

Only shareholders of record on August 29, 2011 will be entitled to vote at the Meeting.

By order of the Board of Trustees,

Susan S. Newton
Assistant Secretary and Assistant Clerk

September 13, 2011

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

Prospectus/Proxy Statement

September 13, 2011

Acquisition of the assets and liabilities of

MFS FLORIDA MUNICIPAL BOND FUND

a series of MFS Municipal Series Trust

500 Boylston Street

Boston, Massachusetts 02116-3741

(617) 954-5000

By and in exchange for shares of

MFS MUNICIPAL INCOME FUND

a series of MFS Municipal Series Trust

500 Boylston Street

Boston, Massachusetts 02116-3741

(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of the MFS Florida Municipal Bond Fund (the “Florida Municipal Bond Fund”) into the MFS Municipal Income Fund (the “Municipal Income Fund”). If the proposed reorganization is approved, each shareholder of the Florida Municipal Bond Fund will receive a number of full and fractional shares of the corresponding class of shares of the Municipal Income Fund equal in total value at the date of the exchange to the total value of the shareholder’s Florida Municipal Bond Fund shares. Like the Florida Municipal Bond Fund, the Municipal Income Fund is part of the family of funds advised by Massachusetts Financial Services Company (“MFS”) and is a registered open-end management investment company (mutual fund). The Florida Municipal Bond Fund and the Municipal Income Fund are collectively referred to herein as the “Funds,” and each is referred to individually as a “Fund.”

This Prospectus/Proxy Statement is being mailed to shareholders of Florida Municipal Bond Fund on or about September 13, 2011. It provides you with the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”) and some is technical. If there is anything you do not understand, please call the toll-free number, 1-800-225-2606, or your financial intermediary.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Municipal Income Fund. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated July 29, 2011, of the Municipal Income Fund, as supplemented (the “Municipal Income Fund Prospectus”); and (ii) the Municipal Income Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2011 (the “Municipal Income Fund Annual Report”). The Municipal Income Fund Prospectus and the Municipal Income Fund Annual Report are incorporated into this Prospectus/Proxy Statement by reference, which means they are part of the Prospectus/Proxy Statement for legal purposes.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on October 27, 2011.

This Prospectus/Proxy Statement is available at www.MFS.com. Information on how to obtain directions to be able to attend the meeting and vote in person is available by telephoning toll-free                             .

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)	the Prospectus, dated July 29, 2011, of the Florida Municipal Bond Fund, as supplemented;

(ii)	the Statement of Additional Information, dated July 29, 2011, of the Florida Municipal Bond Fund, as supplemented;

(iii)	the Statement of Additional Information, dated July 29, 2011, of the Municipal Income Fund as supplemented;

(iv)	the Florida Municipal Bond Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2011; and

(vi)	a Statement of Additional Information, dated September 13, 2011, relating to the proposed reorganization.

For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606) or write to MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824.

Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above relating to the Florida Municipal Bond Fund and Municipal Income Fund are [            ] and [            ]. The SEC file number for the Statement of Additional Information, dated September 13, 2011, relating to the proposed reorganization is [            ].

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Enclosures

Prospectus of the Municipal Income Fund, dated July 29, 2011, as supplemented Annual Report of the Municipal Income Fund, for the fiscal year ended March 31, 2011

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering a proposed reorganization between the Funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.	What is being proposed?

The Trustees of the Florida Municipal Bond Fund, who are also the Trustees of the Municipal Income Fund, are recommending that shareholders of the Florida Municipal Bond Fund approve the reorganization of the Florida Municipal Bond Fund into the Municipal Income Fund. If approved by shareholders, the assets and liabilities of the Florida Municipal Bond Fund will be transferred to the Municipal Income Fund. In consideration therefor, the Municipal Income Fund will deliver to the Florida Municipal Bond Fund a number of shares of the Municipal Income Fund having an aggregate net asset value equal to the value of the assets of the Florida Municipal Bond Fund less the value of liabilities of the Florida Municipal Bond Fund. Immediately following the transfer, the Municipal Income Fund shares received by the Florida Municipal Bond Fund will be distributed to its shareholders in proportion to their holdings in the Florida Municipal Bond Fund and the Florida Municipal Bond Fund will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the “reorganization.”)

2.	What will happen to my shares of the Florida Municipal Bond Fund as a result of the reorganization?

Your shares of the Florida Municipal Bond Fund will, in effect, be exchanged for shares of the same class of the Municipal Income Fund with an equal total net asset value; the exchange is expected to be tax-free for federal income tax purposes. The Florida Municipal Bond Fund will then be terminated.

3.	Why is the reorganization being proposed and what are the benefits of merging the Florida Municipal Bond Fund into the Municipal Income Fund?

The reorganization is designed to reduce existing overlap in funds within the same asset class (i.e. municipal bond funds) offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund. In addition, the Florida Municipal Bond Fund shareholders do not realize additional tax benefits from investments in obligations of the State of Florida or political subdivisions thereof (“Florida Municipal Obligations”) in light of the absence of both an intangibles tax and a state income tax in Florida. The reorganization provides you with the opportunity to participate in a significantly larger combined fund with a similar investment objective, similar investment policies and strategies, potentially lower expenses resulting from fixed costs being spread over a larger asset base, and a generally better historical performance record. In addition, combining the Funds will likely eliminate the duplication of certain services and expenses that currently exists as a result of their separate operations, which could over time promote more efficient management and operations on a more cost-effective basis. The Trustees believe that the reorganization is in the best interests of each Fund’s shareholders and that the interests of shareholders will not be diluted as a result of the reorganization.

It is estimated that if the reorganization is completed, each class of shares of the combined fund would have a lower total expense ratio (estimated reduction of 0.28% for both Class A and Class B shares) and a lower net expense ratio (estimated reductions of 0.07% and 0.11% for Class A shares and Class B shares, respectively) than the current total expense ratio and net expense ratio of the corresponding class of shares of the Florida Municipal Bond Fund based on expenses that each Fund incurred during its most recent fiscal year. In addition, although past performance is not an indication of future performance, the Municipal Income Fund generally has a better historical performance record than does the Florida

Municipal Bond Fund. It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Florida Municipal Bond Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.	How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objectives of the two Funds are similar. The Municipal Income Fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation. The Florida Municipal Bond Fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Florida, but also considering capital appreciation.

The principal investment strategies and policies of the Funds are similar. The primary difference between the investment strategies and policies of the funds is that the Florida Municipal Bond Fund’s current prospectus states that the fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Florida, while the Municipal Income Fund’s current prospectus states that the fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. As of April 30, 2011, 84% of the Florida Municipal Bond Fund’s assets were invested in Florida Municipal Obligations and 4.6% of the Municipal Income Fund’s assets were invested in such obligations.

While each Fund seeks to invest in municipal securities whose income is exempt from federal income tax, the interest income on certain of these municipal securities may be subject to alternative minimum tax.

MFS normally invests each fund’s assets primarily in investment grade debt instruments, but may also invest in lower quality debt instruments. As of April 30, 2011, the average credit quality of rated securities held in the Florida Municipal Bond Fund’s portfolio was A+, compared to A- for the Municipal Income Fund.

MFS may invest 25% or more of each fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

For each fund, MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars. MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

The funds are both diversified and have identical fundamental investment restrictions. In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus and Statement of Additional Information. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Summary of Key Information” and “Investment Objective, Strategies, and Risks” in each Fund’s current Prospectus, “Investment Strategies, Risks and Restrictions” in Part I of each Fund’s current

Statement of Additional Information, and “Appendix D – Investment Strategies and Risks,” and “Appendix E – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

MFS believes that the Municipal Income Fund should provide a comparable investment opportunity for shareholders of the Florida Municipal Bond Fund. Each portfolio invests substantially all of its respective assets in municipal securities. Because the Municipal Income Fund tends to invest in a broader universe of investments than the Florida Municipal Bond Fund and given the relatively small size of the Florida Municipal Bond Fund compared to the Municipal Income Fund, MFS has estimated that there will be minimal portfolio repositioning in connection with the reorganization. MFS believes that the proposed reorganization will provide an opportunity for the Municipal Income Fund to acquire investment assets in accordance with its stated investment objective, policies, restrictions and strategies without the obligation to pay transaction costs that a fund normally incurs when a fund purchases securities.

5.	How do the management fees and other expenses of the two Funds compare and what are they estimated to be following the reorganization?

The tables below show the Funds’ contractual management fee rates, any applicable management fee waivers and/or reductions currently in place, and the Funds’ effective management fee rates, sales charges and annual operating expenses.

Management Fees: The annual management fee rate set forth in each Fund’s Investment Advisory Agreement with MFS and each Fund’s effective management fee during its most recent fiscal year are as follows:

Florida Municipal Bond Fund

Contractual Management Fee Rate:	Effective Management Fee Rate (for fiscal year ended March 31, 2011):
0.45% of average daily net assets	0.45% of average daily net assets

Municipal Income Fund
Contractual Management Fee Rate:	Effective Management Fee Rate (for fiscal year ended March 31, 2011):
0.40% of average daily net assets	0.39% of average daily net assets*

*	MFS has agreed to reduce the Municipal Income Fund’s management fee to 0.37% annually of the fund’s average daily net assets in excess of $1.3 billion and 0.35% annually of the fund’s average daily net assets in excess of $2.0 billion until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2012.

The pro forma combined fund’s management fee would be equal to the Municipal Income Fund’s current effective management fee, which is lower than the Florida Municipal Bond Fund’s current effective management fee. However, if MFS’ agreement to waive the Municipal Income Fund’s management fee to 0.37% annually of the fund’s average daily net assets in excess of $1.3 billion and 0.35% annually of the fund’s average daily net assets in excess of $2.0 billion until at least July 31, 2012 were to be eliminated, MFS’ management fee revenue would increase by 0.01% or approximately $137,000.

Sales Charges and Rule 12b-1 Fees. The sales charges are the same for both Funds; however, no initial sales charge will be charged to shareholders in connection with the proposed reorganization of the

Funds. The contingent deferred sales charge (“CDSC”) aging schedule for Class B shares held by a shareholder of the Florida Municipal Bond Fund will be carried over to Class B shares of the Municipal Income Fund received by such shareholder in the reorganization.

In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), are the same for Class A and Class B shares of the Florida Municipal Bond Fund and the Municipal Income Fund. Each Fund’s Rule 12b-1 plan permits it to pay distribution and/or services fees to support the sale and distribution of such fund’s Class A and Class B shares. For Class A shares, the 12b-1 fees consist of a 0.25% service fee. For Class B, the 12b-1 fees consist of a 0.25% service fee and a 0.75% distribution fee. With respect to the Florida Municipal Bond Fund, MFD has agreed in writing to waive Class A service fees until modified by a vote of the fund’s Board of Trustees and waive Class B service fees on shares beyond one year from the date of sales until modified by a vote of the fund’s Board of Trustees, but such agreements will continue until at least July 31, 2012. Upon consummation of the merger, these agreements would be terminated.

Total Annual Fund Operating Expenses, Other Expenses, and Total Annual Operating Expenses After Fee Reductions and/or Expense Reimbursements. As shown in greater detail in the tables below, the Municipal Income Fund’s “Total Annual Fund Operating Expenses” for each class of its shares were lower than the Florida Municipal Bond Fund’s “Total Annual Fund Operating Expenses” for each class of its shares. It is estimated that the pro forma “Total Annual Fund Operating Expenses” of each class of the combined fund will be the same as the corresponding class of shares of the Municipal Income Fund based on expenses incurred during each Fund’s most recent fiscal year. In addition, as discussed below under “Additional information about Annual Fund Operating Expenses,” it is estimated that the pro forma “Total Annual Operating Expenses After Fee Reductions and/or Expense Reimbursements” for Class A shares of the combined fund will be 0.07% lower, and Class B shares of the combined fund will be 0.11% lower, than the expenses of the corresponding class of shares of the Florida Municipal Bond Fund based on expenses incurred during each Fund’s most recent fiscal year.

The following tables summarize the fees and expenses that you may pay when investing in the Funds, expenses that the Florida Municipal Bond Fund and the Municipal Income Fund incurred in the twelve months ended March 31, 2011 (each fund’s most recently completed fiscal year end), and estimates of pro forma expenses of the Municipal Income Fund after giving effect to the reorganization (assuming that the reorganization occurred April 1, 2010 (the beginning of the Municipal Income Fund’s most recently completed fiscal year)). The annual fund operating expenses are based on the expenses that each Fund incurred during its most recently completed fiscal year, but have not been adjusted to reflect each Fund’s current asset size. In general, a fund’s annual operating expenses as a percentage of the fund’s assets increase as the fund’s assets decrease. The Municipal Income Fund’s actual expenses after the reorganization may be greater or less than those shown below.

	Class A Shares		Class B Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Florida Municipal Bond Fund	4.75%		None
Municipal Income Fund	4.75	%†	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)
Florida Municipal Bond Fund	1.00	%*	4.00	%**
Municipal Income Fund	1.00	%*	4.00	%**

†	No sales charge will be paid on shares of the Municipal Income Fund issued in connection with this proposed reorganization.
*	On shares purchased without an initial sales charge and redeemed within 24 months of purchase.
**	4.00% in the first year, declining to 0.00% after six years.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of

the value of your investment)

Florida Municipal Bond Fund

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.39%	0.39%
Total Annual Fund Operating Expenses	1.09%	1.84%

Municipal Income Fund

Share Class	A	B
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.16%	0.16%
Total Annual Fund Operating Expenses	0.81%	1.56%

Municipal Income Fund (Pro forma combined)2

Share Class	A	B
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.16%	0.16%
Total Annual Fund Operating Expenses	0.81%	1.56%

[1]

“Other Expenses” for each Fund do not include the one-time fees and expenses that will be borne by each Fund in connection with the consummation of the reorganization, as described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”

[2]	Assumes that the reorganization occurred on the first day of the twelve-month period ended March 31, 2011.

Additional information about “Annual Fund Operating Expenses”. With respect to Florida Municipal Bond Fund, MFS Fund Distributors, Inc. (“MFD”) has agreed in writing to waive the Class A service fee and the Class B service fee on shares held for more than one year until modified by a vote of the Fund’s Board of Trustees, but such agreements will continue until at least July 31, 2012. If this agreement were reflected in the “Annual Fund Operating Expenses” table above, the Florida Municipal Bond Fund’s “Total Annual Fund Operating Expenses” after fee reductions and/or expense reimbursements” would be 0.84% for Class A shares and 1.63% for Class B shares. Upon consummation of the merger, this agreement will be terminated.

With respect to the Municipal Income Fund, MFS has agreed in writing to limit the Municipal Income Fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (“Other Expenses”), such that “Other Expenses” do not exceed 0.10% of the fund’s average daily net assets annually for each class of shares. This written agreement will continue until modified by a vote of the combined fund’s Board of Trustees, but such agreement will continue until at least July 31, 2012. MFD has agreed in writing to waive Class B service fee on shares held for more than one year until modified by a vote of the Fund’s Board of Trustees, but such agreement will continue until at least July 31, 2012. If these agreements were reflected in the “Annual Fund Operating Expenses” table above, the Municipal Income Fund’s “Total Annual Fund Operating Expenses” after fee reductions and/or expense reimbursements” would be 0.77% for Class A shares and 1.52% for Class B shares and the Pro Forma Combined Fund’s “Total Annual Fund Operating Expenses” after fee reductions and/or expense reimbursements” would be 0.77% for Class A shares and 1.52% for Class B shares.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all of your shares at the end of these periods (unless otherwise indicated below). They also assume a 5% return on your investment each year and that all dividends and other distributions are reinvested. They also assume that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Florida Municipal Bond Fund
Class A	$581	$805	$1,047	$1,741
Class B (1)
Assuming redemption at end of period	$587	$879	$1,196	$1,962
Assuming no redemption	$187	$579	$996	$1,962

	1 Year	3 Years	5 Years	10 Years
Municipal Income Fund
Class A	$554	$721	$903	$1,429
Class B (1)
Assuming redemption at end of period	$559	$793	$1,050	$1,655
Assuming no redemption	$159	$493	$850	$1,655

	1 Year	3 Years	5 Years	10 Years
Municipal Income Fund (Pro Forma Combined)
Class A	$554	$721	$903	$1,429
Class B (1)
Assuming redemption at end of period	$559	$793	$1,050	$1,655
Assuming no redemption	$159	$493	$850	$1,655

(1)	Class B shares convert to Class A shares approximately eight years after purchase. Therefore, years nine and ten reflect Class A expenses, respectively.

For more information on the fees and expenses of each Fund, see “Summary of Key Information – Fees and Expenses” in each Fund’s current Prospectus.

6.	How has the Municipal Income Fund performed?

The following information provides some indication of the risks of investing in the Funds, by showing changes in the Funds’ performance from year to year, and by showing how the Funds’ average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

As shown in the tables below, Class A shares of the Municipal Income Fund outperformed Class A shares of the Florida Municipal Bond Fund in six of the last ten calendar years while Class A shares of the Florida Municipal Bond Fund outperformed the Municipal Income Fund for four of the last ten calendar years. In addition, each class of the Municipal Income Fund outperformed the corresponding class of the Florida Municipal Bond Fund for each of the five- and ten-year periods ended December 31, 2010 while each class of the Florida Municipal Bond Fund outperformed the Municipal Income Fund for the one-year period ended December 31, 2010 (see charts below). Further, as of December 31, 2010, the Municipal Income Fund’s Class A share overall Morningstar rating was 4 stars compared to the Florida Municipal Bond Fund’s overall rating of 3 stars as of the same period. Of course, the Funds’ past performance (before and after taxes) is not an indication of future performance. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Annual Total Return (Total Investment Return at NAV)

Class A Shares

	2010	2009	2008	2007	2006
Florida Municipal Bond Fund	2.36%	16.32%	-8.04%	1.44%	4.52%
Municipal Income Fund	1.93%	18.05%	-7.59%	2.61%	4.77%

	2005	2004	2003	2002	2001
Florida Municipal Bond Fund	3.98%	4.46%	4.97%	9.24%	4.67%
Municipal Income Fund	3.97%	5.04%	5.91%	8.04%	4.08%

The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. If these sales charges were included, they would reduce the returns shown. The returns of each Fund’s other share classes will differ from the Class A share returns shown above depending on the expenses of those share classes.

During the periods shown in the table, the highest quarterly returns for the Florida Municipal Bond Fund and the Municipal Income Fund were 7.94% for the calendar quarter ended September 30, 2009 and 8.54% for the calendar quarter ended September 30, 2009, respectively, and the lowest quarterly returns were -4.03% for the calendar quarter ended September 30, 2008 and -5.04% for the calendar quarter ended December 31, 2010, respectively. The total returns for the three-month period ended June 30, 2011 for the Florida Municipal Bond Fund and the Municipal Income Fund were [            ]% and [            ]%, respectively.

Average Annual Total Returns(1) for the Periods Ended December 31, 2010 (Load Adjusted)

	1 Year	5 Year	10 Year
Florida Municipal Bond Fund
Returns Before Taxes
Class B Shares	(2.35)%	1.90%	3.58	%(2)
Class A Shares	(2.50)%	2.03%	3.72%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions(3)	(2.50)%	2.02%	3.72%
Returns After Taxes on Distributions and Sale of Class A Shares(3)	(0.10)%	2.38%	3.86%
Benchmark Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	2.38%	4.09%	4.83%

	1 Year	5 Year	10 Year
Municipal Income Fund
Returns Before Taxes
Class B Shares	(2.60)%	2.55%	3.89	%(2)
Class A Shares	(2.92)%	2.63%	4.01%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions(3)	(2.92)%	2.61%	3.99%
Returns After Taxes on Distributions and Sale of Class A Shares(3)	(0.26)%	2.93%	4.13%
Benchmark Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	2.38%	4.09%	4.83%

(1)	The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 4.75% maximum sales charge on Class A shares and the applicable CDSC for Class B shares (declining over six years from 4% to 0% from the end of the calendar month of purchase). All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been lower.
(2)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, returns for the period after conversion reflect the performance of Class A shares.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only Class A shares of each fund, and after-tax returns for the funds’ other classes of shares will vary from the returns shown.

To review information regarding the Municipal Income Fund in more detail, please refer to the Municipal Income Fund Prospectus and the Municipal Income Fund Annual Report, each of which is enclosed.

7.	What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund’s performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund’s shareholders who do not hold shares in tax-free accounts such as a 401(k) plan. During each Fund’s most recent fiscal year, the Florida Municipal Bond Fund had a portfolio turnover rate of 22% and the Municipal Income Fund had a portfolio turnover rate of 23%. While MFS has estimated that minimal portfolio repositioning is required in connection with the reorganization, there may be additional portfolio turnover prior to and following the reorganization due to the trading of securities in connection with any portfolio repositioning.

8.	Who manages the Municipal Income Fund?

MFS is the investment adviser for each Fund. MFS, located at 500 Boylston Street, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $237 billion as of June 30, 2011.

The Municipal Income Fund is managed by Geoffrey L. Schechter, an Investment Officer of MFS. Mr. Schechter has been a portfolio manager of the Municipal Income Fund since 2000, and has been employed in the investment management area of MFS since 1993.

9.	How will the reorganization happen?

If the reorganization is approved, your Florida Municipal Bond Fund shares will be exchanged for Municipal Income Fund shares, using the Funds’ respective net asset value per share prices, excluding sales charges, as of the close of trading on or about November 4, 2011. This exchange will not affect the total dollar value of your investment.

10.	Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by you or the Florida Municipal Bond Fund as the direct result of the reorganization and your aggregate tax basis in the Municipal Income Fund shares you will receive in connection with the reorganization are expected to be the same as your aggregate tax basis in your Florida Municipal Bond Fund shares. That said, because the reorganization will cause the Florida Municipal Bond Fund’s tax year to end on a date earlier than the last day of its normal tax year, the reorganization may accelerate distributions from the Florida Municipal Bond Fund to its shareholders. In particular, the Florida Municipal Bond Fund will recognize net gains (net of any available capital loss carry forwards) or losses on the sales of any securities including those resulting from portfolio repositioning prior to the reorganization.

As previously discussed in Question 4, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare,” while MFS has estimated that minimal portfolio repositioning is required in connection with the reorganization, MFS may liquidate portfolio securities of the Florida Municipal Bond Fund prior to the reorganization. Any undistributed capital gains realized on a net basis in the short tax year ending on the closing date, whether as the result of sales of securities in the normal course of business or due to repositioning, will require the Florida Municipal Bond Fund to declare a dividend of and to pay out any such net realized gains, net of any available capital loss carryforwards, which will be taxable to shareholders.

Additionally, MFS may liquidate portfolio securities of the Municipal Income Fund received from the Florida Municipal Bond Fund over time following the reorganization. To the extent the Municipal Income Fund recognizes net gains from the sale of such securities, such gains, net of any available capital loss carryforwards, would be distributed to its shareholders during or with respect to the year of sale and would be taxable to you as a shareholder of the Municipal Income Fund. The actual tax impact of the sale of portfolio assets will depend on the difference between the price at which such portfolio assets are sold by a fund and the fund’s basis in such assets. Also, to the extent that the Florida Municipal Bond Fund holds any securities that are marked to market in connection with the reorganization, it would also recognize and be required to pay out any net gain from such securities. You, as a shareholder, are urged to consult your own tax adviser as to the specific consequences to you of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

At any time prior to the consummation of the reorganization, you may redeem your shares, which will likely result in the recognition of gain or loss for federal income tax purposes. If you hold Florida Municipal Bond Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to you if those amounts remain in the non-taxable account. For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

11.	Will my dividends be affected by the reorganization?

Currently, the Florida Municipal Bond Fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually. Distributions by the Florida Municipal Bond Fund may be accelerated prior to the reorganization, as described above. Following the reorganization, the payment frequency for dividends and capital gains in the Municipal Income Fund is the same as the Florida Municipal Bond Fund’s regular distribution schedule. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Florida Municipal Bond Fund. Of course, the amount of these dividends will reflect the investment performance of the Municipal Income Fund.

The Municipal Income Fund will not permit any Florida Municipal Bond Fund shareholder holding certificates for Florida Municipal Bond Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as “Reorganization Shares”), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for the Florida Municipal Bond Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Municipal Income Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on the Florida Municipal Bond Fund shares in cash.

12.	What Municipal Income Fund shares will shareholders of the Florida Municipal Bond Fund receive if the reorganization occurs?

As noted above, shareholders holding Class A and Class B shares of the Florida Municipal Bond Fund will receive Class A and Class B shares, respectively, of the Municipal Income Fund equal in total value to the shares of the Florida Municipal Bond Fund held by the shareholder at the time of the reorganization. The Municipal Income Fund and the Florida Municipal Bond Fund are each a series of MFS Municipal Series Trust (the “Trust”), a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”) and is governed by its Amended and Restated Declaration of Trust, as amended (the “Trust’s Declaration of Trust”), and by-laws, as amended and restated. Accordingly, Florida Municipal Bond Fund shareholders will have substantially similar rights as shareholders of Municipal Income Fund to the rights they currently have as shareholders of the Florida Municipal Bond Fund.

13.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund and for exchanging shares of each Fund for shares of other MFS funds are similar.

Both Funds currently offer Class A and Class B shares. Class A and Class B shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. (“MFD”) at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds is made at net asset value for all classes.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund’s valuation time, minus any applicable CDSC.

Shares received in connection with the proposed reorganization may be exchanged for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting the shareholder servicing agent, MFS Service Center, Inc., directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

For more information on the principal share characteristics of the Funds, see “Description of Share Classes” and “How to Purchase, Redeem and Exchange Shares” in each Fund’s current Prospectus.

14.	How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Municipal Income Fund you are receiving and the procedures for surrendering your certificates of the Florida Municipal Bond Fund, if applicable. If the reorganization is not approved, the Florida Municipal Bond Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider other alternatives.

15.	Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the Municipal Income Fund you receive will equal the total value of the shares of the Florida Municipal Bond Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Municipal Income Fund and how do they compare with those for the Florida Municipal Bond Fund?

Because the Funds share similar investment objectives and investment policies, the principal risks of an investment in the Municipal Income Fund are similar to the principal risks of an investment in the Florida Municipal Bond Fund. However, each Fund has experienced a distinct risk profile over the last three years. As of April 30, 2011, the three-year standard deviation was 5.69% for the Florida Municipal Bond Fund versus 6.42% for the Municipal Income Fund. The standard deviation for each Fund’s benchmark, the Barclays Capital Municipal Bond Index, during this period was 5.57%. Standard deviation is an indicator of total return volatility. The larger the standard deviation, the greater the performance volatility and the higher the risk profile.

Each Fund is principally subject to the risks described below:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general,

the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The price of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, regulatory, geopolitical, and other conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the price of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Municipal instruments supported as to the payment of principal and interest only by the revenue from a specific project or specific assets, or by the issuer’s pledge to make annual appropriations for lease payments, are subject to greater credit risk due to the possibility that taxation supporting the project or assets will be discontinued, revenues for the project or from the assets will be insufficient, or annual appropriations for lease payments will not be made.

Lower quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds and certain derivatives, and municipal housing bonds, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, market and economic conditions, issuer, industry-specific and other conditions. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

In addition to the risks discussed above, the Florida Municipal Bond Fund is also principally subject to the risk described below:

Geographic Focus Risk: The fund’s performance will be closely tied to the issuer, market, economic, industry, political, regulatory, and geopolitical conditions in Florida, and can be more volatile than the performance of a more geographically diversified fund. In addition, the fund’s performance can also be tied to the economic and political conditions of U.S. territories and possessions. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state or U.S. territories and possessions. Unlike most states, Florida does not impose an individual income tax on its residents. Florida’s economy is heavily dependent on the tourism, agriculture and construction industries. South Florida is susceptible to economic difficulties from international trade and currency imbalances. North and Central Florida are impacted by damage to agriculture, especially the citrus and sugar industries. The massive Deepwater Horizon oil spill threatens to impact Florida’s long coastline on the Gulf of Mexico and, to a lesser extent, the Atlantic shoreline. With Florida’s dependence on tourism and the fishing industry, it is impossible to predict what impact the oil spill will have on Florida’s economy and State revenue. The economy of Puerto Rico is closely tied to the United States economy and is dominated by the manufacturing and servicing sectors. The economy of Guam is heavily dependent on tourism and the U.S. military. The economy of the U.S. Virgin Islands is heavily dependent on tourism.

Other Investments. In addition to the Funds’ main investment strategies described above, each Fund also may buy and sell other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund’s Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, “Summary of Key Information – Principal Risks,” “Investment Objective, Strategies, and Risks – Principal Risks” and “Investment Objective, Strategies and Risks – Other Investment Strategies and Risks” in each Fund’s current Prospectus, “Investment Strategies, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information and “Appendix D – Investment Strategies and Risks” and “Appendix E – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Florida Municipal Bond Fund into the Municipal Income Fund and the solicitation of proxies by and on behalf of the Trustees of the Florida Municipal Bond Fund for use at the Special Meeting of Shareholders of the Florida Municipal Bond Fund (the “Meeting”). The Meeting is to be held on October 27, 2011, at 10:30 a.m. Eastern time at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116-3741. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the proxy card are being mailed to shareholders on or about September 13, 2011.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Florida Municipal Bond Fund’s Assistant Secretary at the principal office of the Florida Municipal Bond Fund, 500 Boylston Street, Boston, Massachusetts 02116-3741) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Florida Municipal Bond Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Item 1 of the Notice of Meeting) to implement the reorganization of the Florida Municipal Bond Fund as described below.

As of August 29, 2011, the Florida Municipal Bond Fund had outstanding [ ] and [ ] of its Class A and Class B shares of beneficial interest, respectively. Only shareholders of record as of the close of business on August 29, 2011 will be entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees of the Florida Municipal Bond Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF

PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Florida Municipal Bond Fund are being asked to approve or disapprove a reorganization between the Florida Municipal Bond Fund and the Municipal Income Fund pursuant to a Plan of Reorganization between the Funds (the “Plan”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Florida Municipal Bond Fund to the Municipal Income Fund in exchange for that number of full and fractional Reorganization Shares, equal in total net asset value to the total net value of assets transferred to the Municipal Income Fund, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the Florida Municipal Bond Fund will distribute the shares to its shareholders, each in proportion to their existing shareholdings, in complete liquidation of the Florida Municipal Bond Fund and the legal existence of the Florida Municipal Bond Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Florida Municipal Bond Fund will receive a number of full and fractional Class A and Class B Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Florida Municipal Bond Fund shares of the same class.

On or prior to the “Exchange Date” (as defined below), the Florida Municipal Bond Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income (in each case computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Florida Municipal Bond Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transaction contemplated by the Plan will be consummated only if the Plan is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Florida Municipal Bond Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Municipal Income Fund.

In the event that this proposal is not approved by the shareholders of the Florida Municipal Bond Fund, the Florida Municipal Bond Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider such alternatives as may be in the best interests of the Florida Municipal Bond Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

MFS discussed the proposed reorganization of the Florida Municipal Bond Fund with the Funds’ Board of Trustees at the Board’s June 2011, and July 2011, meetings. MFS advised the Board that the reorganization offers Florida Municipal Bond Fund shareholders the opportunity to participate in a larger combined fund with similar investment objectives, investment policies and strategies, a generally better historical performance record, and the potential for lower expenses as the result of fixed expenses being spread over the combined fund’s larger asset base. MFS advised the Board that Municipal Income Fund shareholders may benefit from the reorganization as a result of the increase in size of the combined fund and the resulting potential for lower expense ratios over time.

The Funds’ Board of Trustees, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Funds, has determined that the reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Florida Municipal Bond Fund. The Municipal Income Fund and the Florida Municipal Bond Fund are overseen by the same Board of Trustees.

The Board of Trustees, including the Independent Trustees, of the Florida Municipal Bond Fund believes that the proposed reorganization will be advantageous to the Florida Municipal Bond Fund’s shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.	The similarities and differences, as described above, in the Funds’ investment objectives, policies, strategies, and restrictions;

2.	Although past performance is not an indication of future results, the Municipal Income Fund generally has a better overall historical performance record than the Florida Municipal Bond Fund;

3.	The relative risks of investing in either Fund;

4.	The Funds are permitted to invest in the same type of investments;

5.	All share classes of the Florida Municipal Bond Fund have a structure that is substantially similar to all corresponding share classes of the Municipal Income Fund, including identical shareholder fees and Rule 12b-1 fees. The Trustees noted that MFD has agreed in writing to waive Class A service fees for the Florida Municipal Bond Fund until modified by a vote of the fund’s Board of Trustees and that, although MFD will not waive the combined fund’s Class A service fees, the total expense ratio and net expense ratio for each shares class of the combined fund are estimated to be lower than the total expense ratio and net expense ratio for each corresponding class of the Florida Municipal Bond Fund;

6.	The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Florida Municipal Bond Fund or its shareholders for federal income tax purposes as a direct result of the transaction;

7.	The pro forma total expense ratio and net expense ratio for Class A shares of the combined Fund are estimated to be 0.28% and 0.07% less, respectively, than the total expense ratio and net expense ratio for Class A shares of the Florida Municipal Bond Fund, based on expenses incurred during each Fund’s most recent fiscal year end;

8.	The pro forma total expense ratio and net expense ratio for Class B shares of the combined Fund are estimated to be 0.28% and 0.11% less, respectively, than the total expense ratio and net expense ratio for Class B shares of the Florida Municipal Bond Fund, based on expenses incurred during each Fund’s most recent fiscal year end;

9.	The current contractual and effective management fees paid to MFS by the Municipal Income Fund are each lower than the contractual and effective management fees paid to MFS by the Florida Municipal Bond Fund after giving effect to current management fee waivers, which can only be modified by a vote of the Municipal Income Fund’s Board of Trustees and will continue until at least July 31, 2012;

10.	MFS has agreed in writing to limit the pro forma combined fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (“Other Expenses”), such that “Other Expenses” do not exceed 0.10% of the fund’s average daily net assets annually for each class of shares and such agreement will continue until at least July 31, 2012;

11.	The Florida Municipal Bond Fund shareholders do not realize additional tax benefits from investments in Florida Municipal Obligations in light of the absence of both an intangibles tax and a state income tax in Florida.

12.	The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined fund with the potential for greater prospects for asset growth over time;

13.	The combined fund will continue to be managed by MFS, although the portfolio manager of the combined fund will be different than the portfolio manager of the Florida Municipal Bond Fund;

14.	The compatibility of the Funds’ shareholder service features;

15.	The expected liabilities of each Fund;

16.	The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

17.	The estimated costs that will be borne by MFS in connection with the reorganization;

18.	The estimated portfolio repositioning in connection with the reorganization and associated expenses and potential tax consequences to shareholders;

19.	The potential federal income tax limitations on the combined fund’s ability to use the Florida Municipal Bond Fund’s pre-reorganization capital loss carry forwards, if any, to offset future realized capital gains, the potential reduction in the benefit of those losses to the Florida Municipal Bond Fund shareholders, and the fact that Florida Municipal Bond Fund shareholders will potentially share the tax cost associated with the Municipal Income Fund’s built-in gains;

20.	The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Florida Municipal Bond Fund through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders;

21.	The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the Municipal Income Fund considered that the reorganization presents an opportunity for the Municipal Income Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities, although the combined fund will bear brokerage commissions and other transaction costs to the extent portfolio securities are repositioned following the reorganization. The Trustees also considered that the expenses the Municipal Income Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Municipal Income Fund would realize as a result of the transaction. In addition, the Trustees considered the potential for further expense reductions for each class of the combined fund over time as a result of fixed expenses being spread over a larger asset base (see “Synopsis, question 5” for a discussion of expenses). The Trustees also believe that the Municipal Income Fund shareholders could, over time, also benefit from improved diversification as a result of the reorganization.

The Board of Trustees of both Funds also considered that MFS might benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes. If a Florida Municipal Bond Fund shareholder were to redeem his or her shares to invest in another fund, such as the Municipal Income Fund, that shareholder would generally recognize gain or loss for federal income tax purposes. Also, if the Florida Municipal Bond Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization is expected to permit the Florida Municipal Bond Fund’s shareholders to exchange their investment in that fund for an investment in the Municipal Income Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Municipal Income Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed reorganization will be governed by a Plan of Reorganization (the “Plan”). The Plan provides that the Municipal Income Fund will acquire the assets and liabilities of the Florida Municipal Bond Fund in exchange for the issuance of shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on November 4, 2011 (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (4:00 p.m. Eastern time) (the “Exchange Date”). The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Florida Municipal Bond Fund will sell its assets to the Municipal Income Fund and in exchange, the Municipal Income Fund will assume all liabilities of the Florida Municipal Bond Fund and deliver to the Florida Municipal Bond Fund (i) a number of full and fractional Class A shares having an aggregate net asset value equal to the value of assets of the Florida Municipal Bond Fund attributable to its Class A shares, less the value of the liabilities of the Florida Municipal Bond Fund assumed by the Municipal Income Fund attributable to such Class A shares; and (ii) a number of full and fractional Class B shares having an aggregate net asset value equal to the value of assets of the Florida Municipal Bond Fund attributable to its Class B shares, less the value of the liabilities of the Florida Municipal Bond Fund assumed by the Municipal Income Fund attributable to such Class B shares.

On or as soon after the Exchange Date as is conveniently practicable, the Florida Municipal Bond Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Florida Municipal Bond Fund, the full and fractional Reorganization Shares received by the Florida Municipal Bond Fund, with Class A and Class B Reorganization Shares being distributed to holders of Class A and Class B shares of the Florida Municipal Bond Fund, respectively. As a result of the proposed transaction, each holder of shares of the Florida Municipal Bond Fund will receive a number of full and fractional corresponding Reorganization Shares equal in aggregate net asset value to the net asset value of the corresponding class of shares of the Florida Municipal Bond Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts as needed on the share records of the Municipal Income Fund in the name of such Florida Municipal Bond Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder. New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of each Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders by the mutual consent of the Florida Municipal Bond Fund and the Municipal Income Fund. In addition, either Fund may at its option terminate the Plan unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Plan to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Plan expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met.

Reorganization Fees and Expenses. The one-time fees and expenses incurred in connection with the consummation of the transactions contemplated by the Plan (other than brokerage commissions and other transaction costs associated with the portfolio repositioning previously discussed) are estimated to be approximately $86,500 (the “Reorganization Costs”). These fees and expenses include legal and accounting fees, proxy printing, preparation and mailing costs, and proxy solicitation and shareholder meeting costs. Each Fund shall bear its own fees and expenses associated with the reorganization. Approximately $59,000 of the Reorganization Costs will be allocated to the Florida Municipal Bond Fund. The higher Reorganization Costs for the Florida Municipal Bond Fund are due to proxy printing, preparation and mailing, solicitation, and shareholder meeting costs, which are allocated solely to the Florida Municipal Bond Fund because only the Florida Municipal Bond Fund requires shareholder approval to consummate the reorganization. MFS estimates that, based on the expected total expense ratios of the Municipal Income Fund after giving effect to the reorganization and assuming that the total expense ratios do not change thereafter, Florida Municipal Bond Fund shareholders will recoup the Reorganization Costs through reduced fund operating expenses in one year or less following the reorganization. For information regarding estimated brokerage commissions and transaction costs associated with the anticipated portfolio repositioning that will occur in connection with the reorganization, please see the response to Question 4 under “Synopsis”.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Florida Municipal Bond Fund’s shareholders in accordance with the procedures under the Plan as described above. The Reorganization Shares are Class A and Class B shares of the Municipal Income Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but the Florida Municipal Bond Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. (Certain investors purchasing Class A shares of the Funds do not pay a sales charge at the time of purchase of shares, but are subject to a contingent deferred sales charge of 1% if such shares are redeemed within 24 months of purchase.) Class A shares of the Municipal Income Fund are also subject to a maximum Rule 12b-1 fee of 0.25% (consisting of a 0.25% service fee).

Class B shares of the Municipal Income Fund are sold without a sales charge at the time of purchase, but may be subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on a post-reorganization redemption of Class B Reorganization Shares received by holders of Class B shares of the Florida Municipal Bond Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Florida Municipal Bond Fund. Class B shares of the Municipal Income Fund are subject to a maximum Rule 12b-1 fee of 1.00% of the Fund’s average daily net assets attributable to Class B shares (consisting of a 0.75% distribution fee and 0.25% service fee). Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. For purposes of determining the conversion date of Class B Reorganization Shares received by holders of Class B shares of the Florida Municipal Bond Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Florida Municipal Bond Fund.

Each of the Reorganization Shares will be fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Declaration of Trust of the Municipal Income Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Municipal Income Fund’s shares are currently divided into six classes — Class A, Class A1, Class B, Class B1, Class C and Class I.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Municipal Income Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Municipal Income Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Municipal Income Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Municipal Income Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Municipal Income Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Florida Municipal Bond Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a) the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Municipal Income Fund and the Florida Municipal Bond Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the Florida Municipal Bond Fund upon the transfer of its assets to the Municipal Income Fund in exchange for Reorganization Shares and the assumption by the Municipal Income Fund of the Florida Municipal Bond Fund’s liabilities, or upon the distribution of the Reorganization Shares by the Florida Municipal Bond Fund to its shareholders in liquidation;

(c) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Florida Municipal Bond Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Florida Municipal Bond Fund;

(d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Florida Municipal Bond Fund’s shareholders receive in exchange for their Florida Municipal Bond Fund shares will be the same as the aggregate tax basis of the Florida Municipal Bond Fund shares exchanged therefor;

(e) under Section 1223(1) of the Code, a Florida Municipal Bond Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Florida Municipal Bond Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Florida Municipal Bond Fund shares as a capital asset;

(f) under Section 1032 of the Code, no gain or loss will be recognized by the Municipal Income Fund upon receipt of the assets transferred to the Municipal Income Fund pursuant to the Plan in exchange for the Reorganization Shares and the assumption by the Municipal Income Fund of the liabilities of the Florida Municipal Bond Fund;

(g) under Section 362(b) of the Code, the Municipal Income Fund’s tax basis in the assets that the Municipal Income Fund receives from the Florida Municipal Bond Fund will be the same as the Florida Municipal Bond Fund’s tax basis in such assets immediately prior to such exchange;

(h) under Section 1223(2) of the Code, the Municipal Income Fund’s holding periods in such assets will include the Florida Municipal Bond Fund’s holding periods in such assets; and

(i) the Municipal Income Fund will succeed to and take into account the items of the Florida Municipal Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of MFS Municipal Series Trust, on behalf of the Florida Municipal Bond Fund and the Municipal Income Fund, respectively, and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Selling Fund shares and the fair market value of the shares of the Buying Fund he or she received.

Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to the reorganization.

Prior to the Exchange Date, the Florida Municipal Bond Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income (in each case computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date. All or a portion of this distribution may be taxable to shareholders, and will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the reorganization. If a shareholder holds shares in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations. As of April 30, 2011, the Florida Municipal Bond Fund had capital loss carryforwards of $53,158, $229,162, and $318,744, which are set to expire on March 31, 2017, March 31, 2018, and March 31, 2019, respectively. If the proposed reorganization is approved by shareholders, the stated expiration dates will be accelerated to March 31, 2016, March 31, 2017, and March 31, 2018, respectively.

Capital loss carryforwards are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain. If the reorganization occurs, the tax assets and liabilities of the Municipal Income Fund and the Florida Municipal Bond Fund, including any capital loss carryforwards that could have been used by each Fund to offset its future realized capital gains, will be shared by the surviving combined fund. However, a Fund’s ability to carry forward capital losses and to use them to offset future realized capital gains may be limited as a result of the reorganization.

Under applicable tax laws, the ability of the combined fund to use a Fund’s pre-reorganization losses that exceed a certain threshold to offset future realized capital gains may be subject to an annual limitation based on a percentage of the pre-reorganization net asset value of the Fund that realized such losses. This limitation is prorated in the taxable year of Municipal Income Fund during which the reorganization occurs, based on the number of days left in its taxable year following the reorganization. In addition, one Fund’s pre-reorganization losses cannot be used to offset the other Fund’s “built-in gains” (i.e., net unrealized gains as of the date of the reorganization) exceeding certain thresholds for five tax years. Finally, the Florida Municipal Bond Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the combined fund for the taxable year of the reorganization that is equal to the portion of the combined fund’s taxable year that follows the date of the reorganization (prorated according to the number of days). The effect of these limitations will depend on the amount of pre-reorganization losses and “built-in gains” in each Fund and the net asset value of each Fund at the time of the reorganization. In certain circumstances, these rules can result in shareholders of either Fund paying taxes sooner, or paying more taxes, than they would have had the reorganization not occurred.

Furthermore, the combined fund will have tax attributes that reflect a blending of the tax attributes of the Florida Municipal Bond Fund and the Municipal Income Fund at the time of the reorganization. For example, as of April 30, 2011, the Florida Municipal Bond Fund had net realized losses (i.e., capital loss carryforwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses) equal to roughly 3% of its net assets available to reduce capital gains; the Municipal Income Fund had net realized losses equal to roughly 2% of its net assets available to reduce capital gains. If the reorganization had occurred on that date, the combined fund would have had net realized losses of roughly 2% of its net assets available to reduce capital gains, which availability could have been further reduced by operation of the limitation rules described above. Thus, principally as a result of the spreading of the historic Florida Municipal Bond Fund losses over the larger asset base of the combined fund, if the reorganization had occurred on that date, the benefit of those losses to Florida Municipal Bond Fund shareholders would have been somewhat reduced relative to the benefit had the reorganization not occurred.

In addition, as of April 30, 2011, the Florida Municipal Bond Fund had net “built-in” (unrealized) losses equal to roughly 1% of net assets while the Municipal Income Fund had net built-in gains equal to less than 1% of net assets. Had the reorganization occurred on that date, Florida Municipal Bond Fund shareholders would have received a proportionate share of any of Municipal Income Fund’s built-in gains realized and distributed to shareholders of the combined fund and as a result, shareholders of the Florida Municipal Bond Fund might have received a greater amount of taxable distributions than they would have had the reorganization not occurred.

The application of the rules described above can accelerate taxable gain distributions to shareholders of the combined fund. The impact of such rules will depend on the relative sizes of, and the loss and gains (both realized and unrealized) in, each Fund at the time of the reorganization and thus cannot be calculated precisely prior to the reorganization.

MFS has estimated that minimal portfolio repositioning is required in connection with the reorganization. However, MFS may liquidate portfolio securities of the Florida Municipal Bond Fund after shareholder approval and prior to the reorganization. The actual tax impact of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Florida Municipal Bond Fund’s tax basis in such assets. Any capital gains recognized on a net basis in such sales, after the application of any available capital loss carry forwards, would be distributed to the Florida Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of sale and would be taxable to shareholders. Because the reorganization will end the tax year of the Florida Municipal Bond Fund, it may well accelerate distributions to shareholders from the Florida Municipal Bond Fund for its short tax year ending on the date of the reorganization. These distributions will include any capital gains resulting from the repositioning of portfolio securities prior to the reorganization, and all or a portion of these distributions may well be taxable. Since capital gain or loss recognized by the Florida Municipal Bond Fund on a net basis depends on the prices at which portfolio assets are sold, the size of such capital gain or loss cannot be calculated precisely at this time. However, any such net capital gains would likely be offset by the Florida Municipal Bond Fund’s capital loss carry forwards described above. The actual amount of any capital gain or loss to the Florida Municipal Bond Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned.

In addition, MFS may liquidate portfolio securities of the Municipal Income Fund received from the Florida Municipal Bond Fund over time after the reorganization. The actual tax impact to shareholders of the Municipal Income Fund of such sales would depend on the difference between the price at which such portfolio assets are sold and the Municipal Income Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carry forwards, would be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of the sale, and such distributions would be taxable to shareholders. As described above, the actual size of any capital gain or loss the Municipal Income Fund recognizes on a net basis in any post-reorganization repositioning cannot be calculated precisely at this time. However, any such net capital gains would likely be offset by the portion of the combined fund’s capital loss carry forwards that remain available after application of the limitation rules described above. The actual amount of any capital gain or loss to the Municipal Income Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned and will differ from the estimate provided above.

Capitalization. The following table shows the capitalization of the Funds as of June 30, 2011 and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Florida Municipal Bond Fund	Municipal Income Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net assets
Class A	$38,735,784	$781,565,170	$(69,037	) (a)	$820,231,917
Class B	2,026,623	23,011,746	(3,315	) (a)	25,025,054
Class C	—	152,593,940	(2,532	) (a)	152,591,408
Class I	—	100,000	(2	) (a)	99,998
Class A1	—	694,361,646	(11,523	) (a)	694,350,123
Class B1	—	5,524,138	(91	) (a)	5,524,047

Total	$40,762,407	$1,657,146,640	$(86,500)		$1,697,822,547

Shares outstanding*
Class A	4,081,242	95,754,316	4,747,032	(b)	100,501,348
Class B	213,492	2,814,026	248,057	(b)	3,062,083
Class C	—	18,630,947	—		18,630,947
Class I	—	12,255	—		12,255
Class A1	—	85,024,417	—		85,024,417
Class B1	—	675,911	—		675,911

Total	4,294,734	202,911,872	4,995,089		207,906,961

Net asset value per share
Class A	$9.49	$8.16	$—		$8.16
Class B	$9.49	$8.17	$—		$8.17
Class C	$—	$8.19	$—		$8.19
Class I	$—	$8.16	$—		$8.16
Class A1	$—	$8.17	$—		$8.17
Class B1	$—	$8.17	$—		$8.17

*	Shares outstanding have been rounded for presentation purposes.
(a)	Pro Forma Adjustments include the estimated one-time fees and expenses incurred in connection with the consummation of the reorganization, including the estimated portfolio repositioning costs described in the response to Question 4, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?” in the Synopsis and the Reorganization Costs described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”
(b)	If the reorganization had taken place on June 30, 2011, the Florida Municipal Bond Fund would have received 4,747,032; and 248,057 shares for Class A and Class B, respectively, of the Municipal Income Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Florida Municipal Bond Fund will receive on the Exchange Date. The foregoing is merely an example of what the Florida Municipal Bond Fund would have received and distributed had the reorganization been consummated on June 30, 2011, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

The Trustees of the Florida Municipal Bond Fund, including the Independent Trustees, unanimously recommend approval of the Plan.

VOTING INFORMATION

Required Vote. Proxies are being solicited from the Florida Municipal Bond Fund’s shareholders by its Trustees for the Meeting to be held on October 27, 2011 at 10:30 a.m. Eastern time at 500 Boylston St., 24th Floor, Boston, Massachusetts 02116-3741, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Plan.

The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Florida Municipal Bond Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

When shares of the Florida Municipal Bond Fund are held jointly by two or more persons, any one of them may vote at the Meeting in person or by proxy in respect to such shares. A proxy shall be valid if executed by any one of the joint owners.

Record Date, Quorum and Method of Tabulation. Shareholders of record of the Florida Municipal Bond Fund at the close of business on August 29, 2011 (the “record date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Florida Municipal Bond Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Florida Municipal Bond Fund as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

As of July 31, 2011, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Florida Municipal Bond Fund. To the best of the knowledge of the Florida Municipal Bond Fund, as of July 31, 2011, the following shareholders owned of record or beneficially 5% or more of the following classes of the Florida Municipal Bond Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

Shareholder Name and Address	Class	Percentage Owned	Pro Forma Percentage Owned*
MFS FLORIDA MUNICIPAL BOND FUND

*	Percentage owned assuming completion of the reorganization on July 31, 2011.
[**	To the best of the knowledge of the Florida Municipal Bond Fund, this shareholder is a beneficial owner.]

The votes of the shareholders of the Municipal Income Fund are not being solicited because their approval or consent is not necessary for this transaction. As of July 31, 2011, the officers and Trustees of the Municipal Income Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Municipal Income Fund. To the best of the knowledge of the Municipal Income Fund, as of July 31, 2011, the following shareholders owned of record or beneficially 5% or more of the following classes of the Municipal Income Fund. All holdings are of record unless otherwise indicated.

Shareholder Name and Address	Class	Percentage Owned	Pro Forma Percentage Owned*
MFS MUNICIPAL INCOME FUND

*	Percentage owned assuming completion of the reorganization on July 31, 2011.
[**	To the best of the knowledge of the Florida Municipal Bond Fund, this shareholder is a beneficial owner.]

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Distributors, Inc. and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Florida Municipal Bond Fund has engaged DF King to provide shareholder meeting services including the distribution of this Prospectus/Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services, which will be paid by the Florida Municipal Bond Fund, will be $59,000 and may increase substantially in the event that increased solicitation efforts are required. The Florida Municipal Bond Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders will be asked for their Social Security numbers or other identifying information. The shareholders will then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the “control” number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders and not the Florida Municipal Bond Fund.

Persons holding shares as nominees will upon request be reimbursed by the Florida Municipal Bond Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Florida Municipal Bond Fund or by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Shareholder Proposals. The Florida Municipal Bond Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by 1940 Act. However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to the Florida Municipal Bond Fund, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on the question present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal. The Florida Municipal Bond Fund pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as Independent Registered Public Accounting Firm to the Florida Municipal Bond Fund and to the Municipal Income Fund. The audited financial statements of the Florida Municipal Bond Fund and the Municipal Income Fund for the fiscal years ended March 31, 2011, included in the Funds’ respective Statements of Additional Information, have been audited by Deloitte & Touche LLP, Independent Registered Public Accountants, whose reports thereon are included in the respective Funds’ Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended March 31, 2011. The financial statements audited by Deloitte & Touche LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Florida Municipal Bond Fund and the Municipal Income Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Florida Municipal Bond Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise the Florida Municipal Bond Fund, in care of MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

September 13, 2011

MFS FLORIDA MUNICIPAL BOND FUND

500 Boylston Street

Boston, MA 02116-3741

Appendix A

FORM OF PLAN OF REORGANIZATION

A-1

EXHIBIT NO. 99.(4)

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made this [27th day of October], 2011, by MFS Municipal Series Trust, a Massachusetts business trust with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 (the “Trust”), on behalf of MFS Florida Municipal Bond Fund (the “Acquired Fund”) and MFS Municipal Income Fund (the “Surviving Fund”), each a segregated portfolio of assets (“series”) thereof. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Plan is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of the Trust, acting on behalf of the Acquired Fund and the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to, and shall be enforceable by, the Trust, acting on behalf of the Acquired Fund and the Surviving Fund, respectively.

The Acquired Fund’s shares are divided into two classes, designated Class A and Class B shares (the “Class A Acquired Fund Shares,” and the “Class B Acquired Fund Shares” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares are divided into six classes (the “Surviving Fund Shares”), including two classes designated Class A and Class B shares (the “Class A Reorganization Shares” and the “Class B Reorganization Shares,” respectively), which two classes are the only classes of the Surviving Fund’s shares involved in the Reorganization and thus included in the term “Reorganization Shares.” Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund’s Class A and Class B shares correspond to the Surviving Fund’s Class A and Class B shares, respectively.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund’s Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.6 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund including the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Plan. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Class A and Class B Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Class A and Class B Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A and Class B Acquired Fund Shares shall be credited with the respective pro rata number of Class A and Class B (as applicable) Reorganization Shares due that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6 The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by JPMorgan Chase Bank, N.A. (the “Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in the Trust’s Amended and Restated Declaration of Trust (“the Declaration of Trust”) or Master Amended and Restated By-Laws (the “By-Laws”) and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in the Declaration of Trust or By-Laws and the Acquired Fund’s then-current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph); and (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed).

2.3 Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’s Valuation Procedures.

3. Closing and Closing Date

3.1 The Closing Date shall be November 4, 2011 or such other date on or before [December 7, 2011] as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of the Trust, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “JPMorgan Chase Bank, N.A., Custodian for the MFS Municipal Income Fund” or in the name of any successor organization.

3.3 If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before [December 7, 2011], this Plan may be terminated by either Fund upon the giving of written notice to the other.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1 The Acquired Fund represents and warrants to the Surviving Fund, as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Plan. Neither the Trust nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust, subject to the approval of the shareholders of the Acquired Fund. The Trust has all necessary federal, state and local authorizations to own all of the properties and assets of the Trust and to carry on its business as now being conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The Trust is not, and the execution, delivery and performance of this Plan by the Trust will not result in violation of any provision of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which the Trust or the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Plan and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Plan) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Trust or the Acquired Fund (or the Surviving Fund);

(e) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund or any of its properties or assets. Neither the Trust nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of March 31, 2011, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended March 31, 2011, and March 31, 2010 (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of March 31, 2011 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) Since March 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust, on behalf of the Surviving Fund. For the purposes of this subparagraph (h), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h) As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of the Trust’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i) For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy,

the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning April 1, 2011 and ending on the Closing Date;

(j) The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on March 31, 2011 and the short taxable year beginning on April 1, 2011 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax;

(k) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into sixteen series and, with respect to the Acquired Fund, into two classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l) Except as previously disclosed to the Trust, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(m) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund (with the exception of the approval of this Plan by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Plan constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(o) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by the Trust’s representation and warranty in paragraph 4.2(o) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(q) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(r) The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(s) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2 The Surviving Fund represents and warrants to the Acquired Fund, as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Plan. Neither the Trust nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust on behalf of the Surviving Fund. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated July 29, 2011, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) The Trust is not, and the execution, delivery and performance of this Plan will not result, in violation of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Surviving Fund is a party or by which the Trust or the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Surviving Fund, threatened against the Trust or the Surviving Fund or any of its properties or assets. Neither the Trust nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of March 31, 2011, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended March 31, 2011 and March 31, 2010 (copies of which have been furnished to the

Acquired Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of March 31, 2011 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) Since March 31, 2011, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(i) As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Trust, are required to be filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company”, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning April 1, 2011 and ending on the Closing Date;

(k) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into sixteen series and, with respect to the Surviving Fund, into six classes at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any

Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(l) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Surviving Fund, and this Plan constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Plan will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(n) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(o) The Trust, on behalf of the Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(p) All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Plan, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r) No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2 The Trust will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Trust covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

5.4 The Trust covenants that it will, from time to time, as and whereas requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Fund may reasonably deem necessary or desirable to vest in and confirm the Surviving Fund’s title to and possession of all the Assets and otherwise carry out the intent and purpose of this Plan.

5.5 The Trust will provide such information as the Surviving Fund reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.6 Subject to the provisions of this Plan, the Trust, on behalf of each of the Acquired Fund and the Surviving Fund, will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.7 The Trust, on behalf of the Acquired Fund, will furnish to the Surviving Fund on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, the Trust, on behalf of the Acquired Fund, or its designee will furnish to the Surviving Fund in such form as is reasonably satisfactory to the Surviving Fund a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carry forwards and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.8 The Trust, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.9 The Trust, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Plan.

5.10 The Trust agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of the Trust on behalf of the Acquired Fund

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust, on behalf of the Surviving Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Trust, on behalf of the Surviving Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Trust and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Acquired Fund shall reasonably request; and

6.3 The Acquired Fund shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Acquired Fund to the effect that:

(a) The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Fund is a separate series of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b) this Plan has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust and the Surviving Fund enforceable against the Trust and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Plan are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-Laws;

(d) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust or the Surviving Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h) to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i) except as may have been previously disclosed by the Trust, on behalf of the Surviving Fund, in writing to the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Trust or the Surviving Fund or any of their properties or assets, and neither the Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the

Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, the Acquired Fund, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Acquired Fund may reasonably request.

7. Conditions Precedent to Obligations of the Trust on behalf of the Surviving Fund

The obligations of the Trust, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3 The Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4 The Surviving Fund shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the

Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a) The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Acquired Fund is a separate series of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b) this Plan has been duly authorized, executed and delivered by the Trust and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust, on behalf of the Surviving Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) The Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Plan, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund;

(d) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust and the Acquired Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h) assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i) to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j) except as may have been previously disclosed by the Trust on behalf of the Acquired Fund, in writing to the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Trust or the Acquired Fund or any of the Acquired Fund’s properties or assets, and the Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the Trust or the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, the Surviving Fund, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5 The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in the Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8. Further Conditions Precedent to Obligations of the Trust on behalf of the Surviving Fund and the Acquired Fund

The obligations of the Trust, on behalf of the Acquired Fund, hereunder are, at the option of the Surviving Fund, and the obligations of the Trust, on behalf of the Surviving Fund, hereunder are, at the option of the Acquired Fund, each subject to the further conditions that on or before the Closing Date:

8.1 This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of the Declaration of Trust and By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by the Surviving Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either the Surviving Fund or the Acquired Fund may waive any such conditions for itself, respectively;

8.4 The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on March 31, 2011 and the short taxable year beginning on April 1, 2011 and ending on the Closing Date;

8.6 The Trust, on behalf of both the Acquired Fund and the Surviving Fund, shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund;

(c) the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund in the Reorganization will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(d) the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such Assets were held by the Acquired Fund;

(e) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation pursuant to this Plan;

(f) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g) the aggregate basis of the Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor;

(h) an Acquired Fund Shareholder’s holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefor, provided that he or she held such Acquired Fund shares as capital assets; and

(i) the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Transaction will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

The Trust agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, the Trust may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7 The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Plan and the transactions contemplated thereby.

9. Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1 The Surviving Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Plan in connection with the transactions provided for herein.

9.2 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Reorganization is consummated.

9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund’s Class B shares will convert to

Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4 The Trust agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing April 1, 2011 and ending on the Closing Date.

9.5 The Trust, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended March 31, 2010, and March 31, 2011, and the short taxable year commencing on April 1, 2011 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request; and (d) a copy of such tax books and records as the Acquired Fund has maintained for purposes of preparing any tax returns (including any information returns), and such other books and records maintained by Acquired Fund as are reasonably necessary for purposes of preparing any tax returns (including any information returns) required by law to be filed by the Acquiring Fund after the Closing Date.

10. Entire Agreement

The Surviving Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Plan constitutes the entire agreement between the parties.

11. Termination

11.1 This Plan may be terminated by the mutual agreement of the Surviving Fund and the Acquired Fund. In addition, either party may at its option terminate this Plan unilaterally at or prior to the Closing Date because of:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Surviving Fund or the Acquired Fund, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Plan.

12. Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Surviving Fund; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Plan to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Plan to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to the Trust, on behalf of the MFS Municipal Income Fund or the MFS Florida Municipal Bond Fund (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14. Miscellaneous

14.1 The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2 This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.4 A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Acquired Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. The Acquired Fund further acknowledges that the assets and liabilities of each series of the Surviving Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.5 A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Surviving Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Acquired Fund in accordance with its proportionate interest hereunder. The Surviving Fund further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.6 Notwithstanding Article 12 of this Plan, but subject to the first proviso contained therein, either party to this Plan, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

September 13, 2011

Relating to the Acquisition of the Assets and Liabilities of

MFS FLORIDA MUNICIPAL BOND FUND

by and exchange for shares of

MFS MUNICIPAL INCOME FUND,

each a series of MFS Municipal Series Trust

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS Municipal Income Fund (the “Municipal Income Fund”) dated September 13, 2011, relating to the sale of all or substantially all of the assets of the MFS Florida Municipal Bond Fund (the “Florida Municipal Bond Fund”) to the Municipal Income Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824, or by calling 1-800-225-2606.

ADDITIONAL INFORMATION ABOUT THE MUNICIPAL INCOME FUND

The Municipal Income Fund’s Statement of Additional Information dated July 29, 2011, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE FLORIDA MUNICIPAL BOND FUND

The Florida Municipal Bond Fund’s Statement of Additional Information dated July 29, 2011, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

B-1

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for each of the Municipal Income Fund and the Florida Municipal Bond Fund providing audit services, tax return review, and other related services and assistance in connection with various Securities and Exchange Commission filings.

The following documents are incorporated by reference into this Statement: (i) the Municipal Income Fund’s Annual Report for the fiscal year ended March 31, 2011; and (ii) the Florida Municipal Bond Fund’s Annual Report for the fiscal year ended March 31, 2011. The audited annual financial statements for each of the Municipal Income Fund and the Florida Municipal Bond Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP given on their authority as experts in auditing and accounting.

Annual Reports may be obtained by contacting MFS Service Center, Inc. (addresses noted above), and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-1502.

B-2

[PROXY TABULATOR] [MAILING ADDRESS 1] [MAILING ADDRESS 2]	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

      CALL:     To vote by phone call toll-free [__________] and follow the recorded instructions.

LOG-ON:     Vote on the internet at [__________] and follow the on-screen instructions.

      MAIL:     Return the signed proxy card in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

OF THE MFS FLORIDA MUNICIPAL BOND FUND

FOR A SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON THURSDAY, OCTOBER 27, 2011

The undersigned hereby appoints Mark N. Polebaum, Susan S. Newton, John M. Corcoran, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan A. Pereira, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of MFS Florida Municipal Bond Fund (the “Fund”), on Thursday, October 27, 2011, at 10:30 a.m., Eastern Time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The Trustees recommend a vote FOR the proposal on the reverse side.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY. Dated _____________

Shareholder sign here (Please sign in the Box)

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS Florida Municipal Bond Fund

Special Meeting of Shareholders to Be Held on October 27, 2011.

The Proxy Statement for this meeting is available at www.MFS.com.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. Example: ¢

	THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW	FOR	AGAINST	ABSTAIN

1.	Approval of the Plan of Reorganization providing for the transfer of the assets to and the assumption of all of the liabilities of MFS Florida Municipal Bond Fund by MFS Municipal Income Fund, in exchange solely for shares of beneficial interest in MFS Municipal Income Fund, and the distribution of MFS Municipal Income Fund shares to the shareholders of MFS Florida Municipal Bond Fund in complete liquidation and termination of MFS Florida Municipal Bond Fund.	☐	☐	☐

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

[SOLICITOR CODE]

MFS® MUNICIPAL SERIES TRUST

On behalf of MFS Municipal Income Fund

Part C

OTHER INFORMATION

Item 15.	Indemnification:

Reference is hereby made to (a) Article V of the Trust’s Amended and Restated Declaration of Trust, dated as of December 16, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005 and (b) Section 8 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

The Trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

1	(a)	Amended and Restated Declaration of Trust, dated December 16, 2004. (19)

	(b)	Certification of Amendment to the Declaration of Trust – Establishment and Designation of Classes A1 and B1 in MFS Municipal Income Fund, dated November 28, 2006. (15)

2	(a)	Master Amended and Restated By-Laws, dated January 1, 2002, as revised through August 22, 2007. (18)

	(b)	Appendix A, as revised June 21, 2011, to the Master Amended and Restated By-Laws, dated January 1, 2002, as revised through August 22, 2007. (23)

3		Not Applicable.

4		Plan of Reorganization: included as Exhibit A to MFS Municipal Income Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14; filed herewith.

5		Not Applicable.

6	(a)	Investment Advisory Agreement, dated January 1, 2002. (7)

	(b)	Amendment, dated as of August 1, 2008, to the Investment Advisory Agreement, dated January 1, 2002. (20)

7	(a)	Distribution Agreement between the Trust and MFS Fund Distributors, Inc. (“MFD”), dated January 1, 1995. (1)

	(b)	Dealer Agreement between MFD and a dealer, dated August, 2009. (8)

8		Not Applicable

9	(a)	Custodian Agreement between the Registrant and JP Morgan Chase Bank, N.A., dated November 13, 2006. (14)

	(b)	Appendix A, as of February 15, 2011, to the Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006. (22)

	(c)	Appendix E, as of October 7, 2010, to the Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006. (16)

	(d)	Amendment No. 1, as of May 5, 2010, to Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006. (12)

	(e)	Schedule X, dated as of August 12, 2009, to the Custodian Agreement between each of the Investment Companies listed on Appendix A thereto and JPMorgan Chase Bank, N.A. (5)

	(f)	Fund Accounting Agreement between the Registrant and JPMorgan Chase Investor Services Company, dated November 13, 2006. (14)

	(g)	Appendix A, as of February 15, 2011, to the Fund Accounting Agreement between the Registrant and JP Morgan Investor Services Co., dated November 13, 2006. (22)

	(h)	Restated Appendix B, as of May 5, 2010, to the Fund Accounting Agreement between the Registrant and JPMorgan Investors Services Company, dated November 13, 2006. (12)

10	(a)	Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as Amended and Restated effective January 1, 2011. (17)

	(b)	Exhibit A, as revised May 25, 2011, to the Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as Amended and Restated effective January 1, 2011. (23)

11		Opinion of Timothy M. Fagan, including consent, dated July 25, 2011; filed herewith.

12		Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by amendment.

13	(a)	Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc., dated August 1, 1985. (2)

	(b)	Amendment, dated April 1, 2003, to the Amended and Restated Shareholder Servicing Agent Agreement. (11)

	(c)	Amendment to Shareholder Servicing Agent Agreement, dated February 22, 2005. (6)

	(d)	Amendment (Massachusetts Privacy Provision), dated February 15, 2011, to the Shareholder Servicing Agent Agreement, dated August 1, 1985. (24)

	(e)	Master Administrative Services Agreement dated March 1, 1997, as amended and restated January 1, 2008. (9)

	(f)	Amendment (Massachusetts Privacy Provision), dated February 15, 2011, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (24)

	(g)	Exhibit A, as revised April 12, 2011, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (21)

	(h)	Exhibit D, as revised January 1, 2010, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (10)

14		Consent of Deloitte & Touche, LLP on behalf of MFS Florida Municipal Bond Fund and MFS Municipal Income Fund; filed herewith.

15		Not Applicable.

16	(a)	Power of Attorney (Trustees) dated July 20, 2011; filed herewith.

	(b)	Power of Attorney (Maria DiOrioDwyer and John Corcoran), dated July 20, 2011; filed herewith.

17	(a)	MFS Municipal Income Fund’s Prospectus and Statement of Additional Information, dated July 29, 2011. (13)

	(b)	MFS Municipal Income Fund’s Annual Report to Shareholders for the fiscal year end March 30, 2011. (4)

	(c)	MFS Municipal Income Fund’s Semi-Annual Report to Shareholders for the period ended September 30, 2010. (3)

	(d)	MFS Florida Municipal Bond Fund’s Prospectus and Statement of Additional Information, dated July 29, 2011. (13)

	(e)	MFS Florida Municipal Bond Fund’s Annual report to Shareholders for the fiscal year end March 30, 2011. (4)

	(f)	MFS Florida Municipal Bond Fund’s Semi-Annual Report to Shareholders for the period ended September 30, 2010. (3)

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on February 22, 1995.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on July 28, 1995.
(3)	Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on November 30, 2010.
(4)	Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on May 31, 2011.
(5)	Incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post-Effective Amendment No. 64 filed with the SEC via EDGAR on November 20, 2009.
(6)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 filed with the SEC via EDGAR on July 29, 2002.
(8)	Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 69 filed with the SEC via EDGAR on August 27, 2009.
(9)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 27, 2008.
(10)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on March 8, 2010.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 filed with the SEC via EDGAR on July 29, 2003.
(12)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 73 filed with the SEC via EDGAR on May 21, 2010.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed with the SEC via EDGAR on July 28, 2011.
(14)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on January 26, 2007.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 filed with the SEC via EDGAR on March 20, 2007.
(16)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 76 filed with the SEC via EDGAR on November 24, 2010.
(17)	Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 31 filed with the SEC via EDGAR on January 27, 2011.
(18)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on August 24, 2007.
(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 filed with the SEC via EDGAR on July 28, 2009.
(21)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on May 13, 2011.
(22)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 78 filed with the SEC via EDGAR on March 25, 2011.
(23)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 80 filed with the SEC via EDGAR on June 30, 2011.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed with the SEC via EDGAR on July 28, 2011.

Item 17.	Undertakings:

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The undersigned Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 1st day of August, 2011.

MFS® MUNICIPAL SERIES TRUST

By:	MARIA F. DIORIODWYER*
Name:	Maria F. DiOrioDwyer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on August 1, 2011.

SIGNATURE	TITLE

MARIA F. DIORIODWYER* Maria F. DiOrioDwyer	President (Principal Executive Officer)

JOHN M. CORCORAN* John M. Corcoran	Principal Financial and Accounting Officer

ROBERT E. BUTLER* Robert E. Butler	Trustee

MAUREEN R. GOLDFARB* Maureen R. Goldfarb	Trustee

DAVID H. GUNNING* David H. Gunning	Trustee

WILLIAM R. GUTOW* William R. Gutow	Trustee

MICHAEL HEGARTY* Michael Hegarty	Trustee

JOHN P. KAVANAUGH* John P. Kavanaugh	Trustee

ROBERT J. MANNING* Robert J. Manning	Trustee

ROBERT C. POZEN* Robert C. Pozen	Trustee

J. DALE SHERRATT* J. Dale Sherratt	Trustee

LAURIE J. THOMSEN* Laurie J. Thomsen	Trustee

ROBERT W. UEK* Robert W. Uek	Trustee

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney, dated

July 20, 2011 (Trustees) and a Power of Attorney, dated July 20, 2011 (DiOrioDwyer) (Corcoran); filed herewith.

INDEX TO EXHIBITS

EXHIBIT NO.		DESCRIPTION OF EXHIBIT

4		Plan of Reorganization: included as Exhibit A to MFS Municipal Income Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14; filed herewith.

11		Opinion of Timothy M. Fagan, including consent, dated August 1, 2011; filed herewith.

14		Consent of Deloitte & Touche, LLP on behalf of MFS Florida Municipal Bond Fund and MFS Municipal Income Fund; filed herewith.

16	(a)	Power of Attorney (Trustees) dated July 20, 2011; filed herewith.

	(b)	Power of Attorney (Maria DiOrioDwyer and John Corcoran), dated July 20, 2011; filed herewith.